Description of Business (Details) - USD ($) $ in Thousands	1 Months Ended	12 Months Ended
	Jun. 30, 2021	Dec. 31, 2021	Dec. 31, 2020	Apr. 30, 2020
Description of Business [Abstract]
Initial public offering description	In June 2021, the Company succeeded to close its initial public offering of 3,000,000 units, each unit consisting of one ordinary share and one warrant to purchase one ordinary share of the Company for gross proceeds of approximately $15,000 before deducting underwriting discounts and commissions and other offering-related expenses in the amount of $2,150.
Issues of cost amount	$ 1,583
Net loss		$ 14,888	$ 12,688
Accumulated deficit		$ (90,634)	$ (75,876)
Loans received				$ 900